CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 20, 2004
                                        Date of Report
                        (Date of Earliest Event Reported)

                         Knightsbridge Fine Wines, Inc.
             (Exact name of registrant as specified in its charter)

             Nevada                   333-90456                  98-0231440
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)

                             One Kirkland Ranch Road
                             Napa, California 94558
               (Address of principal executive offices (zip code))

                                 (707) 254-9100
              (Registrant's telephone number, including area code)




ITEM  4.01  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Marks Paneth & Shron LLP (the "Former Accountant") resigned as principal accountants for Knightsbridge Fine Wines, Inc. (the "Company") on August 20, 2004. The Company has engaged Lopez, Blevins, Bork & Associates, L.L.P. as its principal accountants effective August 20, 2004. The decision to engagement the new accountants has been approved by the Company's board of directors and its audit committee.

The Former Accountant's report dated April 14, 2004 on the Company's consolidated balance sheet of Knightsbridge Fine Wines, Inc. and Subsidiaries (a development stage company) as of December 31, 2003, and the related consolidated statements of operations, comprehensive income, stockholders' equity, and cash flows for the year then ended, for the period October 8, 2002 (Inception) to December 31, 2002 and for the period October 8, 2002 (Inception) to December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except to the extent that, as discussed in the former accountants report, the Company has suffered significant losses and negative cash flows from operations which raise substantial doubt about its ability to continue as a going concern. The Company's financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In connection with the audit of Knightsbridge for the fiscal year ended December 31, 2003, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company has provided the Former Accountant with a copy of a draft Form 8-K disclosing the resignation of the Former Accountant on August 20, 2004 and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the Former Accountant's response is attached hereto and incorporated herein by this reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


(c) EXHIBITS

16.1 Letter from Marks Paneth & Shron LLP regarding change in certifying accountant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHTSBRIDGE FINE WINES, INC.


By:      /s/ Joel Shapiro
         --------------------------
         Joel Shapiro
         Chief Executive Office


Dated:  August 24, 2004

Exhibit 16.1



August 20, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Knightsbridge Fine Wines, Inc.
     Commission File Number 0-50092

We have read the statements that we understand Knightsbridge Fine Wines, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under
Item 4.


Very truly yours,

/s/ Marks Paneth & Shron LLP
----------------------------
    Marks Paneth & Shron LLP